                                                                    EXHIBIT 99.1


                     MURPHY OIL ANNOUNCES QUARTERLY EARNINGS

         EL DORADO, Arkansas, April 24, 2002 -- Murphy Oil Corporation (NYSE:
MUR) announced today that net income in the first quarter of 2002 was $2.5 million, $.06 per diluted share, compared to net income of $97.8 million, $2.16 per diluted share, in the first quarter a year ago. Cash flow from operating activities, excluding changes in noncash working capital items, totaled $98.9 million for the current quarter, $2.15 per share, compared to $203.6 million, $4.49 per share, in the same quarter last year.

         Significantly lower oil and North American natural gas sales prices were the primary reasons for reduced earnings from the Company's exploration and production operations, which generated a $20.7 million profit in the current quarter compared to $80.6 million in the first quarter of 2001. The Company's average natural gas sales price in North America declined by 65% and averaged $2.28 per thousand cubic feet in the first quarter of 2002 compared to $6.56 in the 2001 quarter. The Company's crude oil and condensate prices averaged $19.76 per barrel in the current quarter, a decrease of 13% from the 2001 period. Murphy's first quarter 2002 oil production and natural gas sales volumes were both quarterly records. Crude oil and gas liquids production averaged 74,292 barrels per day in the first three months of 2002, an increase of 8% from the same period of 2001. Higher oil production was due to start up of the Terra Nova field more....

                                                                        Page Two


offshore eastern Canada. The Company's natural gas sales averaged 309 million cubic feet per day in 2002, up 24% from the 2001 period as higher gas production at the Company's Ladyfern field in western Canada more than offset lower production in the Gulf of Mexico. A $4 million increase in exploration expense in the 2002 quarter was attributable to more dry hole expense.

         The Company's refining and marketing operations lost $13.7 million in the just completed quarter due to weak refining margins in both the United States and United Kingdom. Earnings from these and former Canadian pipeline operations totaled $19.6 million in the 2001 quarter. U.S. results in the current quarter included an after-tax gain of $3.5 million from sale of the Company's 22% interest in Butte Pipe Line. Crude oil processed by the Company's U.S. refineries averaged 112,468 barrels per day in the current quarter compared to 146,592 barrels per day in the first quarter of 2001. U.S. petroleum product sales totaled 157,504 barrels per day in the first quarter of 2002, down from 164,556 in the 2001 quarter. The 2002 crude processing and sales volumes were adversely affected by downtime for repairs at both U.S. refineries. Crude oil refined and petroleum products sold in the U.K. were higher in the 2002 quarter as comparable volumes in the prior year's first quarter were reduced by downtime for maintenance at the Milford Haven refinery.

         Corporate functions reflected a loss of $4.5 million in the current quarter compared to a loss of $2.4 million in the first quarter of 2001.

         Claiborne P. Deming, President and Chief Executive Officer, commented, "Oil and natural gas sales prices and downstream margins are showing improvement early in the second quarter. Currently, we expect earnings for the second quarter of 2002 to be between $.25 and $.75 per share, based on expected average production of 122,000 barrels of oil equivalent a day.



                                     more...

                                                                      Page Three


Exploration expense for the quarter could range from $28 to $50 million as we expense the remaining costs of the first well and drill our second well on Block K, offshore Malaysia, and we redrill the deepwater Annapolis well, offshore Nova Scotia. In other areas, we continue significant development projects at our Medusa and Front Runner deepwater Gulf of Mexico discoveries and the West Patricia discovery in Block SK 309, offshore Malaysia. In addition, the expansion of our Meraux refinery is proceeding well."

         Summary financial data and operating statistics for the first quarter of 2002 with comparisons to 2001 are contained in the attached tables.

         The public is invited to access the Company's conference call to discuss first quarter 2002 results on Thursday, April 25, at 12:00 p.m. CDT either via the Internet through the Investor Relations section of Murphy's website at http://www.murphyoilcorp.com or via the telephone by dialing 1-800-240-6709. The telephone reservation number for the call is 461787.

         The forward-looking statements reflected in this release are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. No assurance can be given that the results discussed herein will be attained and certain important factors that may cause actual results to differ materially are contained in Murphy's January 15, 1997 Form 8-K report on file with the U.S. Securities and Exchange Commission.



                                      ####

                             MURPHY OIL CORPORATION
                  FUNCTIONAL RESULTS OF OPERATIONS (Unaudited)
                              (Millions of dollars)

------------------------------------------------------------------------------------------------------------------
                                                       Three Months Ended                    Three Months Ended
                                                         March 31, 2002                       March 31, 2001
------------------------------------------------------------------------------------------------------------------
                                                   Revenues        Income                  Revenues        Income
------------------------------------------------------------------------------------------------------------------
Exploration and production
    United States                            $         33.0          (2.6)                     96.6          31.1
    Canada                                            120.6          17.8                     120.6          28.1
    United Kingdom                                     45.5          13.2                      50.3          20.1
    Ecuador                                             5.6            .8                      10.1           3.8
    Malaysia                                              -          (8.0)                        -          (1.2)
    Other international                                  .6           (.5)                       .5          (1.3)
------------------------------------------------------------------------------------------------------------------
                                                      205.3          20.7                     278.1          80.6
------------------------------------------------------------------------------------------------------------------
Refining and marketing
    United States                                     548.4         (11.5)                    706.2          15.0
    United Kingdom                                     85.1          (2.2)                     78.5           1.8
    Canada                                                -             -                     161.1           2.8
------------------------------------------------------------------------------------------------------------------
                                                      633.5         (13.7)                    945.8          19.6
------------------------------------------------------------------------------------------------------------------
                                                      838.8           7.0                   1,223.9         100.2
Intersegment transfers elimination                     (9.9)            -                     (38.2)            -
------------------------------------------------------------------------------------------------------------------
                                                      828.9           7.0                   1,185.7         100.2
Corporate                                               1.0          (4.5)                      3.7          (2.4)
------------------------------------------------------------------------------------------------------------------

Total revenues/net income                    $        829.9           2.5                   1,189.4          97.8
==================================================================================================================

                             MURPHY OIL CORPORATION
                    OIL AND GAS OPERATING RESULTS (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      United                                 Synthetic
                                                   United              King-                                     Oil -
(Millions of dollars)                              States    Canada      dom   Ecuador  Malaysia     Other      Canada       Total
-----------------------------------------------------------------------------------------------------------------------------------
Three Months Ended March 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
Oil and gas sales and other operating revenues  $    33.0      98.9     45.5       5.6         -        .6        21.7       205.3
Production expenses                                  14.0      20.1     11.4       3.3         -         -        12.9        61.7
Depreciation, depletion and amortization              9.8      34.8      9.8       1.3        .3        .1         2.1        58.2
Exploration expenses
    Dry holes                                         5.0      12.4        -         -       5.7         -           -        23.1
    Geological and geophysical                        2.0       7.8        -         -        .4         -           -        10.2
    Other                                              .4        .6       .2         -       1.6       (.1)          -         2.7
-----------------------------------------------------------------------------------------------------------------------------------
                                                      7.4      20.8       .2         -       7.7       (.1)          -        36.0
    Undeveloped lease amortization                    2.5       3.5        -         -         -         -           -         6.0
-----------------------------------------------------------------------------------------------------------------------------------
          Total exploration expenses                  9.9      24.3       .2         -       7.7       (.1)          -        42.0
-----------------------------------------------------------------------------------------------------------------------------------
Selling and general expenses                          3.9       3.3       .8        .2         -       1.2          .1         9.5
Income tax provisions (benefits)                     (2.0)      3.0     10.1         -         -       (.1)        2.2        13.2
-----------------------------------------------------------------------------------------------------------------------------------
Results of operations (excluding
  corporate overhead and interest)              $    (2.6)     13.4     13.2        .8      (8.0)      (.5)        4.4        20.7
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
Three Months Ended March 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Oil and gas sales and other operating revenues  $    96.6      94.4     50.3      10.1         -        .5        26.2       278.1
Production expenses                                  12.2      18.1      7.2       4.4         -         -        15.2        57.1
Depreciation, depletion and amortization             10.3      18.2      9.8       1.8        .1        .1         2.1        42.4
Goodwill amortization                                   -        .8        -         -         -         -           -          .8
Exploration expenses
    Dry holes                                        15.5       3.4       .1         -         -         -           -        19.0
    Geological and geophysical                        3.7       7.4        -         -        .3        .1           -        11.5
    Other                                              .3        .7       .2         -        .8        .3           -         2.3
-----------------------------------------------------------------------------------------------------------------------------------
                                                     19.5      11.5       .3         -       1.1        .4           -        32.8
    Undeveloped lease amortization                    2.0       3.2        -         -         -         -           -         5.2
-----------------------------------------------------------------------------------------------------------------------------------
          Total exploration expenses                 21.5      14.7       .3         -       1.1        .4           -        38.0
-----------------------------------------------------------------------------------------------------------------------------------
Selling and general expenses                          3.8       2.1       .6        .1         -       1.4           -         8.0
Income tax provisions (benefits)                     17.7      17.8     12.3         -         -       (.1)        3.5        51.2
-----------------------------------------------------------------------------------------------------------------------------------
Results of operations (excluding
  corporate overhead and interest)              $    31.1      22.7     20.1       3.8      (1.2)     (1.3)        5.4        80.6
===================================================================================================================================

                             MURPHY OIL CORPORATION

            SUMMARIZED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                (Thousands of dollars, except per share amounts)


                                                                                             Three Months Ended
                                                                                                  March 31,
                                                                                      ---------------------------------
                                                                                           2002               2001
                                                                                      --------------    ---------------
Revenues                                                                           $        829,903          1,189,385
                                                                                      --------------    ---------------

Costs and expenses
     Crude oil, products and operating expenses                                             686,082            913,211
     Exploration expenses                                                                    42,021             37,961
     Selling and general expenses                                                            22,362             21,046
     Depreciation, depletion and amortization                                                70,689             54,232
     Amortization of goodwill                                                                     -                788
     Interest expense                                                                         9,542              9,744
     Interest capitalized                                                                    (4,817)            (3,586)
                                                                                      --------------    ---------------
                                                                                            825,879          1,033,396
                                                                                       --------------    --------------

Income before income taxes                                                                    4,024            155,989
Income tax expense                                                                            1,490             58,153
                                                                                      --------------    ---------------
Net income                                                                         $          2,534             97,836
                                                                                      ==============    ===============

Net income per Common share
     Basic                                                                         $           0.06               2.17
     Diluted                                                                                   0.06               2.16

Dividends per Common share                                                         $           .375               .375

Average Common shares outstanding (thousands)
     Basic                                                                                   45,509             45,056
     Diluted                                                                                 45,903             45,315


                             MURPHY OIL CORPORATION

     SUMMARIZED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)
                             (Thousands of dollars)

                                                                                             Three Months Ended
                                                                                                  March 31,
                                                                                      ---------------------------------
                                                                                           2002               2001
                                                                                      --------------    ---------------

Net income                                                                         $          2,534             97,836
Cash flow hedges                                                                               (376)             2,177
Net loss from foreign currency translation                                                   (4,996)           (51,439)
                                                                                      --------------    ---------------
Comprehensive income (loss) before cumulative effect of accounting change                    (2,838)            48,574
Cumulative effect of accounting change on other comprehensive income                              -              6,642
                                                                                      --------------    ---------------

Comprehensive income (loss)                                                        $         (2,838)            55,216
                                                                                      ==============    ===============

                             MURPHY OIL CORPORATION
          SUMMARIZED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                             (Thousands of dollars)

                                                                                               Three Months Ended
                                                                                                    March 31,
                                                                                          -----------------------------
                                                                                             2002             2001
                                                                                          ------------     ------------
Operating Activities
Net income                                                                             $        2,534           97,836
Adjustments to reconcile net income to net cash provided by operating activities
    Depreciation, depletion and amortization                                                   70,689           54,232
    Provisions for major repairs                                                                4,579            5,500
    Expenditures for major repairs and dismantlement costs                                     (2,104)          (2,449)
    Dry holes                                                                                  23,112           19,005
    Amortization of undeveloped leases                                                          6,062            5,230
    Goodwill amortization                                                                           -              788
    Deferred and noncurrent income tax charges (benefits)                                        (264)          16,966
    Pretax gains from disposition of assets                                                    (5,736)             (86)
    Net (increase) decrease in operating working capital other than cash
     and cash equivalents                                                                     (66,189)          29,862
    Other                                                                                          32            6,568
                                                                                          ------------     ------------
       Net cash provided by operating activities                                               32,715          233,452
                                                                                          ------------     ------------

Investing Activities

Property additions and dry holes                                                             (204,860)        (179,649)
Proceeds from sale of assets                                                                   27,877            2,266
Other                                                                                            (145)             (92)
                                                                                          ------------     ------------
       Net cash required by investing activities                                             (177,128)        (177,475)
                                                                                          ------------     ------------

Financing Activities

Increase (decrease) in notes payable                                                          156,992              (10)
Decrease in nonrecourse debt of a subsidiary                                                   (4,051)          (3,070)
Proceeds from exercise of stock options and employee stock purchase plans                      18,058            1,495
Cash dividends paid                                                                           (17,057)         (16,896)
                                                                                          ------------     ------------
       Net cash provided (required) by financing activities                                   153,942          (18,481)
                                                                                          ------------     ------------

Effect of exchange rate changes on cash and cash equivalents                                   (1,052)          (4,898)
                                                                                          ------------     ------------

Net increase in cash and cash equivalents                                                       8,477           32,598
Cash and cash equivalents at January 1                                                         82,652          132,701
                                                                                          ------------     ------------

Cash and cash equivalents at March 31                                                  $       91,129          165,299
                                                                                          ============     ============


                             MURPHY OIL CORPORATION

                              OTHER FINANCIAL DATA
                    (Unaudited, except for December 31, 2001)
                              (Millions of dollars)

                                                                                             March 31,        Dec. 31,
                                                                                               2002             2001
                                                                                           -------------   --------------
Working capital                                                                        $          112.5             38.6
Total assets                                                                                    3,438.1          3,259.1
Long-term debt
    Notes payable                                                                                 572.3            416.1
    Nonrecourse debt                                                                              100.6            104.7
Stockholders' equity                                                                            1,504.8          1,498.2


                                                                                                  Three Months Ended
                                                                                                       March 31,
                                                                                           ------------------------------
                                                                                               2002            2001
                                                                                           -------------   --------------
Capital expenditures
     Exploration and production

         United States                                                                 $           74.9             43.8
         Canada                                                                                    77.1            111.2
         Other international                                                                       25.1              8.2
                                                                                           -------------   --------------
                                                                                                  177.1            163.2
                                                                                           -------------   --------------
     Refining and marketing

         United States                                                                             40.2             27.1
         International                                                                               .1              1.2
                                                                                           -------------   --------------
                                                                                                   40.3             28.3
                                                                                           -------------   --------------

     Corporate                                                                                       .3              1.9
                                                                                           -------------   --------------
             Total capital expenditures                                                           217.7            193.4
                                                                                           -------------   --------------

     Charged to exploration expenses*
         United States                                                                              7.4             19.5
         Canada                                                                                    20.8             11.5
         Other international                                                                        7.8              1.8
                                                                                           -------------   --------------
              Total charged to exploration expenses                                                36.0             32.8
                                                                                           -------------   --------------

              Total capitalized                                                        $          181.7            160.6
                                                                                           =============   ==============



* Excludes amortization of undeveloped leases of $6 million and $5.2 million, respectively, in 2002 and 2001.

                             MURPHY OIL CORPORATION

                               STATISTICAL SUMMARY

                                                                                   Three Months Ended
                                                                                         March 31,
                                                                                -------------------------
                                                                                  2002           2001
                                                                                ----------     ----------
Net crude oil, condensate and gas liquids produced - barrels per day               74,292         69,054
     Crude oil and condensate
          United States                                                             5,718          5,231
          Canada  - light                                                           2,912          2,662
                  - heavy                                                           9,722         13,000
                  - offshore                                                       19,759          8,953
                  - synthetic                                                      11,342         10,352
          United Kingdom                                                           18,892         20,673
          Ecuador                                                                   4,184          5,837
     Natural gas liquids
          United States                                                               467            272
          Canada                                                                    1,157          1,922
          United Kingdom                                                              139            152

Net crude oil, condensate and gas liquids sold - barrels per day                   80,208         65,754
     Crude oil and condensate
          United States                                                             5,763          5,231
          Canada  - light                                                           2,912          2,662
                  - heavy                                                           9,722         13,000
                  - offshore                                                       21,436          7,155
                  - synthetic                                                      11,342         10,352
          United Kingdom                                                           23,067         18,695
          Ecuador                                                                   4,207          6,352
     Natural gas liquids
          United States                                                               422            272
          Canada                                                                    1,157          1,922
          United Kingdom                                                              180            113

Net natural gas sold - thousands of cubic feet per day                            309,290        248,799
     United States                                                                101,294        124,844
     Canada                                                                       199,486        106,006
     United Kingdom                                                                 8,510         17,949

Total net hydrocarbons produced - equivalent barrels per day*                     125,840        110,521
Total net hydrocarbons sold - equivalent barrels per day*                         131,756        107,221



*  Natural gas converted on an energy equivalent basis of 6:1.

                             MURPHY OIL CORPORATION
                         STATISTICAL SUMMARY (Continued)

                                                                                    Three Months Ended
                                                                                         March 31,
                                                                                --------------------------
                                                                                   2002            2001
                                                                                -----------     ----------
Weighted average sales prices
      Crude oil and condensate - dollars per barrel (1)
           United States                                                         $ 20.20           27.42
           Canada (2)   - light                                                    17.86           25.03
                        - heavy                                                    13.39            9.43
                        - offshore                                                 21.95           27.05
                        - synthetic                                                21.23           28.17
            United Kingdom                                                         20.73           27.10
            Ecuador                                                                14.84           17.75
      Natural gas liquids - dollars per barrel (1)
           United States                                                         $ 14.18           28.02
           Canada (2)                                                              11.23           26.93
           United Kingdom                                                          15.10           25.50
       Natural gas - dollars per thousand cubic feet
            United States (1)                                                     $ 2.60            7.21
            Canada (2)                                                              2.12            5.79
            United Kingdom (2)                                                      2.96            2.53

Refinery inputs - barrels per day                                                154,512         178,694
     United States                                                               117,729         151,654
     United Kingdom                                                               36,783          27,040

Petroleum products sold - barrels per day                                        191,318         189,097
     United States                                                               157,504         164,556
          Gasoline                                                                96,903          86,306
          Kerosine                                                                 8,448          12,381
          Diesel and home heating oils                                            35,725          42,700
          Residuals                                                               13,044          17,880
          Asphalt, LPG and other                                                   3,384           5,289
      United Kingdom                                                              33,814          24,541
          Gasoline                                                                12,848           9,378
          Kerosine                                                                 2,656           2,584
          Diesel and home heating oils                                            13,856           7,403
          Residuals                                                                2,812           2,522
          LPG and other                                                            1,642           2,654

(1) Includes intracompany transfers at market prices.
(2) U.S. dollar equivalent.